JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934 as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the units of beneficial interests in Texas Pacific Land Trust and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings. The undersigned further agree that each party hereto is responsiblefor the timely filing of such Statement on Schedule 13G and any amendments thereto, and for the accuracy and completenessof the information concerning such party contained therein; provided, however,that no party is responsible for the accuracy or completeness of the information concerning any other party,unless such party knows or has reason to believe that such information is inaccurate.
This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of February 10, 2016.


HODGES CAPITAL HOLDINGS, INC.
By:	/s/ Craig D. Hodges
Name: Craig D. Hodges
Title:	Chairman

FIRST DALLAS SECURITIES, INC.
By: 	/s/_Craig D. Hodges
Name: Craig D. Hodges
Title:  Chairman

HODGES CAPITAL MANAGEMENT, INC.
By: 	/s/_Craig D. Hodges
Name: Craig D. Hodges
Title:  Chairman

HODGES FUND, A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
By:  HODGES CAPITAL MANAGEMENT, INC., ADVISER TO HODGES FUND
By: 	/s/_Craig D. Hodges
Name: Craig D. Hodges
Title: 	Chairman

HODGES SMALL CAP FUND, A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
By:  HODGES CAPITAL MANAGEMENT, INC., ADVISER TO HODGES SMALL CAP FUND
By: 	/s/_Craig D. Hodges
Name: Craig D. Hodges
Title: 	Chairman

HODGES BLUE CHIP 25 FUND, A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
By:  HODGES CAPITAL MANAGEMENT, INC., ADVISER TO HODGES BLUE CHIP 25 FUND
By: 	/s/_Craig D. Hodges
Name: Craig D. Hodges
Title: 	Chairman

HODGES SMALL INTRINSIC VALUE FUND, A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
By:  HODGES CAPITAL MANAGEMENT, INC., ADVISER TO HODGES BLUE CHIP 25 FUND
By: 	/s/_Craig D. Hodges
Name: Craig D. Hodges
Title: 	Chairman

HODGES SMALL-MID CAP FUND, A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
By:  HODGES CAPITAL MANAGEMENT, INC., ADVISER TO HODGES BLUE CHIP 25 FUND
By: 	/s/_Craig D. Hodges
Name: Craig D. Hodges
Title: 	Chairman